Federal Income Taxes	12 Months Ended
Dec. 31, 2025
EBP 017
EBP, Tax Status [Line Items]
Federal Income Taxes	Federal Income Taxes
The Plan received a determination letter from the Internal Revenue Service (“IRS”) dated February 16, 2017, confirming the 2016 amended and restated document was qualified under Section 401(a) of the Code and, therefore, the related trust is exempt from taxation. The Plan has been further amended, most recently as of January 1, 2025, to comply with all laws since the last determination letter in 2017. The IRS no longer allows for an interim determination letter request following a restatement. The Plan Administrator believes the Plan, as most recently amended and restated, conforms with, and is being operated in compliance with, the applicable requirements of the Code and, therefore, the Plan, as amended, is qualified and the related trust is tax exempt.

GAAP requires plan management to evaluate uncertain tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan and has concluded that, as of December 31, 2025, there are no uncertain tax positions taken or expected to be taken. The Plan has recognized no interest related to uncertain tax positions. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.